SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 24, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2011, the Company’s Compensation and Stock Option Committee (“Compensation Committee”) and Board approved, and the Company entered into, employment agreements with each of Dr. Louis F. Centofanti (the Chief Executive Officer) (“CEO Agreement”), Ben Naccarato (the Chief Financial Officer) (“CFO Agreement”), and Jim Blankenhorn (the Chief Operating Officer) (“COO Agreement”).  The Company had previously entered into employment agreement with each of Dr. Louis F. Centofanti, CEO and Ben Naccarato, CFO, on May 6, 2009, which is to expire on May 6, 2012.  Both of the May 6, 2009 employment agreements with the CEO and the CFO were terminated effective August 24, 2011.  Pursuant to the August 24, 2011 employment agreements, (a) Dr. Centofanti will continue to serve as the Company’s Chief Executive Officer and President, with an annual base salary of $263,218, (b) Mr. Blankenhorn will continue to serve as the Company’s Chief Operating Officer, with an annual base salary of $245,000, and (c) Mr. Naccarato will continue to serve as the Company’s Chief Financial Officer, with an annual base salary of $208,000.  In addition, each of these executive officers is entitled to participate in the Company's benefits plans and to any performance compensation payable under respective Management Incentive Plan (“MIP”) as approved by the Company’s Compensation Committee.  On March 17, 2011, the Company’s Compensation Committee approved MIP for each CEO, CFO, and COO, which became effective January 1, 2011.  The performance compensation payable under the MIP for the COO will be prorated based on his effective date of employment of June 1, 2011.  The terms of each 2011 MIP were described in Item 5.02 of our Form 8-K filed on March 23, 2011, and in our Proxy Statement for the 2011 Annual Meeting of Stockholders under the heading “2011 MIP”, which descriptions as to our 2011 MIPs are incorporated herein by reference.

Each of the employment agreements is effective for three years, unless earlier terminated by the Company with or without “cause” (as defined in the agreements) or by the executive officer for “good reason” (as defined in the agreements) or any other reason.  If the executive officer’s employment is terminated due to death, disability or for cause, the Company will pay to the executive officer or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits due to the executive officer under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated without cause, the Company will pay the executive officer a sum equal to the total Accrued Amounts, plus one year of full base salary.  If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive the amount equal to the Accrued Amounts.  If there is a Change in Control (to be defined in the employment agreements), all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full.  The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

The summary of the terms of the CEO Agreement, CFO Agreement, and COO Agreement set forth above is qualified in its entirety by reference to the terms of such employment agreement, which are  attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Perma-Fix Environmental Services, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Meeting”) in Atlanta, Georgia on August 24, 2011.  At the Meeting, stockholders: (1) reelected the six directors and one new nominee director to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are duly elected and qualified; (2) ratified the appointment of BDO USA, LLP, as the independent registered public accounting firm for the Company’s 2011 fiscal year; (3) approved, by non-binding vote, 2010 compensation of our named executive officers; and (4) by non-binding vote, recommended a one year as to the frequency of future advisory notes of our named executive compensation.  As of the record date for the Meeting, 55,173,586 shares of the Common Stock were outstanding, each entitled to one vote per share.

The results of the stockholder vote on the election of the directors were as follows:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes

Dr. Louis F. Centofanti	26,582,741	930,830	13,680,111
Robert L. Ferguson	26,584,441	929,130	13,680,111
Jack Lahav	26,561,856	951,715	13,680,111
Joe Reeder	26,571,156	842,415	13,680,111
Larry M. Shelton	26,583,241	930,330	13,680,111
Dr. Charles E. Young	26,572,087	941,484	13,680,111
Mark A. Zwecker	26,583,441	930,130	13,680,111

The results ratifying the appointment of BDO Seidman, LLP, as the independent registered public accounting firm for the Company’s 2011 fiscal year, are as follows.

Votes For	Votes Against	Votes Abstained
40,476,791	489,514	227,377

The results approving, by non-binding vote, 2010 compensation of our named executive officer are as follows:

		Votes	Broker
Votes For	Votes Against	Abstained	Non-Votes
26,417,913	854,927	240,731	13,680,111

The results recommended, by non-binding vote, the frequency of future advisory votes of our named executive compensation are as follows:

			Votes	Broker
3 Years	2 Years	1 Year	Abstained	Non-Votes
11,040,097	404,067	15,973,092	96,315	13,680,111

Section 8 – Other Events

Item 8.01 Other Events

On August 24, 2011, the Company’s Board of Directors revised the compositions of the Compensation and Stock Option Committee, Corporate Governance and Nominating Committee and Audit Committee as follows:

Compensation and Stock Option Committee

Jack Lahav – Chairman
Joe R. Reeder
Dr. Charles E. Young

Nominating and Corporate Governance Committee

Joe Reeder – Chairman
Jack Lahav
Larry Shelton

Audit Committee

Mark Zwecker – Chairman
Larry M. Shelton
Dr. Charles E. Young

The Board has determined that each member of the Audit Committee member is independent.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Employment Agreement dated August 24, 2011 between Louis Centofanti, Chief Executive Officer, and Perma-Fix Environmental Services, Inc.

99.2	Employment Agreement dated August 24, 2011 between Ben Naccarato, Chief Financial Officer, and Perma-Fix Environmental Services, Inc.

99.3	Employment Agreement dated August 24, 2011 between Jim Blankenhorn, Chief Operating Officer, and Perma-Fix Environmental Services, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer